Exhibit 99.1

              Roto-Rooter Inc. Reports 2004 First-Quarter Results; Consolidated Revenue Increases 69%, Record Average Daily Census at VITAS

     CINCINNATI--(BUSINESS WIRE)--May 4, 2004--Roto-Rooter Inc. ("Roto-Rooter") (NYSE:RRR) (OTCBB:CHEQP), which operates the nation's largest provider of end-of-life care under the VITAS Healthcare Corporation (VITAS) brand and commercial and residential plumbing and drain cleaning services under the Roto-Rooter brand, today reported financial results for its first quarter, ended March 31, 2004, versus the comparable prior-year period as follows:


    --  Consolidated GAAP Operating Results:

        --  Revenue increased 69% to $131.0 million

        --  Adjusted EBITDA of $15.0 million

        --  EPS loss including merger related expenses of $.65

    --  Quarterly Pro Forma Consolidated Operating Results:

        --  Pro forma Revenue increased 15% to $203.9 million

        --  Pro forma Adjusted EBITDA of $20.9 million, an increase of
            51%

        -- Pro forma Earnings Per Share, excluding LTIP and debt extinguishment, of $.46

    --  VITAS generated record revenue and ADC levels:

        --  Quarterly Net Patient Revenue up 24%

        --  Average Daily Census (ADC) up 18%

        --  Pro forma Adjusted EBITDA increased 48%

    -- Plumbing and Drain Cleaning segment reported increased Revenue and Adjusted EBITDA:

        --  Revenue increased 7%

        --  Adjusted EBITDA increased 35%


     "The first quarter of 2004 was perhaps the most dynamic period in the history of the company," said Kevin J. McNamara, Roto-Rooter president and chief executive officer. "Over the past three months, we have successfully completed our merger of VITAS, restructured the entire debt of the organization, issued 2,000,000 shares of Roto-Rooter Inc. capital stock in a private placement and, at the same time, produced improved performance of both VITAS and the Plumbing and Drain Cleaning segments of the business. We have basically reengineered the entire structure, strategy, and direction of the company."
     "The first quarter of 2004 contained a number of unusual items and issues that need to be carefully considered in analyzing the fundamental strength of the overall businesses," said David Williams, Roto-Rooter's chief financial officer. "Issues in the first quarter of 2004 include VITAS' being accounted for under the equity method of accounting until the date of the merger, February 24, 2004. After this point, VITAS' results of operations are fully consolidated into Roto-Rooter Inc.'s financial results. In addition, losses on early extinguishment of debt; legal, valuation, and other costs related to the merger; required GAAP accrual of potential severance at VITAS; costs associated with a Long-Term Incentive Plan (LTIP); as well as certain capital gains and severance recorded in the first quarter of 2003, all impact the comparability of our financial results. Further, the required GAAP treatment relating to the direct expensing of advertising, primarily "Yellow Page" type telephone directories, needs to be considered to adequately measure and compare the overall performance of the plumbing and drain cleaning business. As a result, this press release contains a number of reconciling schedules that detail out the impact of this activity."
     For a detailed presentation of reconciling items and related definitions and components, please refer to the attached schedules.

     VITAS

     The merger of VITAS was completed on February 24, 2004. Prior to that date, the company accounted for its 37% ownership of VITAS under the equity method of accounting. As a result, under generally accepted accounting principles (GAAP), only a portion of VITAS' operating results are fully consolidated into Roto-Rooter Inc.'s first quarter of 2004.
     Within Roto-Rooter Inc.'s GAAP financial statements, VITAS had Net Patient Revenue of $51.1 million, Income from Operations of $4.5 million and Net Income of $2.6 million in the first quarter of 2004. In addition, Roto-Rooter recognized a loss of $4.1 million representing 37% of the aftertax loss generated by VITAS from January 1, 2004, to February 24, 2004, under the equity method of accounting.
     For purposes of comparability, the results of VITAS will be discussed as if this business segment was wholly owned as of January 1, 2003 and 2004 (Pro forma). Pro forma Net Patient Revenue for the entire quarter was $124.0 million, up 24% from $100.2 million in the first quarter of 2003. Pro forma Adjusted EBITDA, after excluding $25.0 million of transaction expenses related to the merger, totaled $11.4 million, which was 48% higher than the $7.7 million of Pro forma Adjusted EBITDA generated in the prior-year quarter. It is also important to note that a certain amount of seasonality exists within the hospice industry that occurs between the fourth and first quarters, which impacts census. In addition, a significant portion of VITAS' state and federal unemployment taxes is expensed in the first quarter of a calendar year. These taxes unfavorably impact margins by approximately one percentage point.
     VITAS' Average Daily Census (ADC) in the first quarter of 2004 was 8,097. This compares to an ADC of 6,878 in the comparable prior-year period, an increase of 18%. Average Length of Stay (LOS) per patient was 55.7 days for the quarter and compares to 54.1 days in the first quarter of 2003. The median LOS was 11.0 days for both periods.
     "We continue to see strong organic ADC growth across all levels of VITAS," said McNamara. "Our average ADC per program is in excess of 300 patients. In our large programs, those with an Average Daily Census in excess of 450, ADC growth was over 15% for the quarter. We also continue to see leverage on our Selling, General and Administrative Expenses. In the first quarter of 2004, these expenses were lowered to 10.9% of Net Patient Revenue. This compares to 11.6% of Net Patient Revenue in the prior-year period."
     "The past quarter has been extremely challenging for all of our employees at VITAS," added McNamara. "In spite of significant distractions relating to the merger, the entire VITAS team remains focused on providing the high level of patient care we have become known for, consistently putting the patient's needs first above all others. This dedication is proven in the continued growth in our average daily census."

     Plumbing and Drain Cleaning Business

     Roto-Rooter's plumbing and drain cleaning business generated sales of $69.2 million for the first quarter of 2004, 7.0% higher than the $64.7 million reported in the comparable prior-year quarter. Adjusted EBITDA in the first quarter of 2004 totaled $8.7 million, an increase of 35% over the Adjusted EBITDA of $6.5 million generated in the first quarter of 2003.
     "There are several factors contributing to the improvement in the plumbing and drain cleaning segment," stated McNamara. "We were able to successfully pass through modest price increases in many of our markets over the past three months. In addition, job count increased 1.1% in the first quarter of 2004. We continue to see strengthening demand in the majority of our markets and, specifically, increased demand in commercial and residential plumbing. Our expense control at the field level resulted in a first quarter 2004 gross profit margin of 44.6%, which is 0.9 percentage point above the first quarter of 2003."

     Consolidated Financial Position

     "Looking forward into 2004," Williams stated, "our cash position is very solid. As of March 31, 2004, we have over $43.0 million in cash and $43.6 million of unused lines of credit under the New Credit Facility. In addition, tax refunds in excess of $19 million relating to the deductibility of stock option buyouts at the VITAS level should be received by the fourth quarter of 2004."
     Roto-Rooter will hold a conference call to discuss first-quarter results Tuesday May 11, 2004, at 11 a.m. EDT. The dial-in number for the conference call is 800-945-0061 for U.S. and Canadian participants and 706-679-7146 for international participants. A live webcast of the call can be accessed on Roto-Rooter's website at www.rotorooterinc.com by clicking on Investor Relations Home, going to "Featured Event: Web Cast -- Live," and then clicking on "Q1 2004 Roto-Rooter Inc. Conference Call."
     A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 800-642-1687 for U.S. and Canadian callers and 706-645-9291 for international callers. The conference ID number is 6758350. An archived webcast will also be available at www.rotorooterinc.com. Both the telephone and online replays will remain available for 14 days following the live call.

     Roto-Rooter Inc. operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 8,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible. Roto-Rooter Inc. operates in the residential and commercial repair-and-maintenance-service industry under the brand names Roto-Rooter and Service America. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines, and the United Kingdom. Operating in Florida and Arizona, Service America furnishes residential and commercial appliance and heating and air conditioning repair and maintenance services.

     This press release contains information about Roto-Rooter's Adjusted EBITDA, which is not a measure derived in accordance with generally accepted accounting principles (GAAP), and which excludes components that are important to understanding Roto-Rooter's financial performance. Roto-Rooter provides Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Roto-Rooter's Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Roto-Rooter's Net Income and Cash Flows from Operating, Financing and Investing Activities to its Adjusted EBITDA is presented in the tables following the text of this press release.

     Forward-Looking Statements

     Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Roto-Rooter does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Roto-Rooter's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care, plumbing, drain cleaning, and HVAC industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Roto-Rooter's growth strategy; the current shortage of qualified nurses, other healthcare professionals, and licensed plumbing and drain cleaning technicians; Roto-Rooter's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Roto-Rooter's most recent report on Form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the matters contained in such statements will be achieved.


ROTO-ROOTER, INC. AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)(unaudited)

                                           Three Months Ended
                                               March 31,
                                       -------------------------
                                           2004            2003
                                       ---------        --------
Service revenues and sales             $131,048         $77,645
                                       ---------        --------
Cost of services provided and goods
 sold                                    86,224          46,152
Selling, general and administrative
 expenses                                31,023          26,057 (d)
Depreciation                              3,589           3,052
Long-term incentive compensation          9,058  (a)          -
                                       ---------        --------
   Total costs and expenses             129,894          75,261
                                       ---------        --------
   Income from operations                 1,154           2,384
Interest expense                         (2,905)           (807)
Loss on extinguishment of debt           (3,330) (b)          -
Other income--net                         1,579           4,262  (c)
                                       ---------        --------
   Income/(loss) before income taxes     (3,502) (a,b)    5,839  (d,e)
Income taxes                                497          (2,282)
Equity in loss of affiliate (Vitas)      (4,105) (c)          -
                                       ---------        --------
   Net income/(loss)                   $ (7,110) (a,b,c)$ 3,557  (d,e)
                                       =========        ========


Earnings Per Share
   Net income/(loss)                   $  (0.65) (a,b,c)$  0.36  (d,e)
                                       =========        ========
   Average number of shares outstanding  10,912           9,890
                                       =========        ========

Diluted Earnings Per Share
   Net income/(loss)                   $  (0.65) (a,b,c)$  0.36  (d,e)
                                       =========        ========
   Average number of shares outstanding  10,912           9,903
                                       =========        ========

---------------------------------------
(a) Amounts include a pretax charge of $9,058,000 ($5,894,000 aftertax or $.54 per share and $.54 per diluted share) for payouts under the Company's 2002 Executive Long-Term Incentive Plan in the first quarter of 2004.

(b) Amounts include a pretax charge of $3,330,000 ($2,164,000 aftertax or $.20 per share) from the early extinguishment of debt in the first quarter of 2004.

(c) Amounts include the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004. These charges included VITAS' loss on extinguishment of debt and transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $4,621,000 ($.42 per share).

(d) Amounts include a pretax charge of $3,627,000 ($2,358,000 aftertax or $.24 per share) from severance charges in the first quarter of 2003.

(e) Amounts for the first quarter of 2003 include a pretax gain of $3,544,000 ($2,151,000 aftertax or $.22 per share) from the sales of investments.


ROTO-ROOTER, INC. AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

                                                        March 31,
                                                  --------------------
                                                    2004      2003
                                                  --------- ----------
Assets
  Current assets
    Cash and cash equivalents                     $ 43,036  $  43,625
    Accounts receivable less allowances             64,313     13,103
    Inventories                                      8,157      9,090
    Statutory deposits                               8,914     10,536
    Prepaid income taxes                            18,780      2,113
    Current deferred income taxes                   27,805      9,705
    Prepaid expenses and other current assets       16,451      6,130
                                                  --------- ----------
      Total current assets                         187,456     94,302
Investments of deferred compensation plans held in
 trust                                              19,354     15,000
Other investments                                    1,445     32,789
Note receivable                                     12,500     12,500
Properties and equipment, at cost less accumulated
 depreciation                                       61,417     47,297
Identifiable intangible assets less accumulated
 amortization                                       25,235      2,739
Goodwill                                           452,705    111,403
Other assets                                        31,619     18,814
                                                  --------- ----------
      Total Assets                                $791,731  $ 334,844
                                                  ========= ==========

Liabilities
  Current liabilities
    Accounts payable                              $ 38,632  $   4,261
    Current portion of long-term debt                5,806        472
    Income taxes                                       163        341
    Deferred contract revenue                       13,845     17,323
    Accrued insurance                               19,692     17,631
    Other current liabilities                       57,682     18,515
                                                  --------- ----------
      Total current liabilities                    135,820     58,543
Convertible junior subordinated debentures          14,001     14,186
Other long-term debt                               315,800     25,802
Deferred compensation liabilities                   19,572     14,925
Other liabilities                                   19,880     22,150
                                                  --------- ----------
      Total Liabilities                            505,073    135,606
                                                  --------- ----------
Stockholders' Equity
  Capital stock                                     13,056     13,451
  Paid-in capital                                  195,608    168,568
  Retained earnings                                111,428    130,308
  Treasury stock, at cost                          (32,741)  (111,476)
  Unearned compensation                             (2,480)    (4,259)
  Deferred compensation payable in Company stock     2,324      2,294
  Notes receivable for shares sold                    (537)      (933)
  Accumulated other comprehensive income                 -      1,285
                                                  --------- ----------
      Total Stockholders' Equity                   286,658    199,238
                                                  --------- ----------
      Total Liabilities and Stockholders' Equity  $791,731  $ 334,844
                                                  ========= ==========

Book Value Per Share                              $  23.58  $   20.28
                                                  ========= ==========


                                ROTO-ROOTER, INC.
                      CONSOLIDATING STATEMENT OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                            (in thousands)(unaudited)

                       Plumbing &             Unallocated    Roto-
                          Drain    Service    Investing &    Rooter
               Vitas     Cleaning  America     Financing  Consolidated
              -------- ----------- --------   ----------- ------------
2004
--------------
Service
 revenues and
 sales        $51,112  $69,228     $10,708    $     -     $   131,048
              -------- --------    --------   --------    ------------
Cost of
 services
 provided and
 goods sold    40,486   38,363       7,375          -          86,224
Selling,
 general and
 administra-
 tive expenses  5,391   23,282       2,350          -          31,023
Depreciation      748    2,313         528          -           3,589
Long term
 incentive
 costs              -    8,783 (a)     275 (a)      -           9,058
              -------- --------    --------   --------    ------------
 Total costs
  and expenses 46,625   72,741      10,528          -         129,894
              -------- --------    --------   --------    ------------
 Income/(loss)
  from
  operations    4,487   (3,513)        180          -           1,154
Intercompany
 interest
 income/
 (expense)          -      180           8       (188)              -
Interest
 expense          (28)     (40)         (5)    (2,832)         (2,905)
Loss on
 extinguish-
 ment of debt       -        -           -     (3,330)(b)      (3,330)
Other income--
 net               31    1,103          91        354           1,579
              -------- --------    --------   --------    ------------
 Income/(loss)
  before
  income taxes  4,490   (2,270)        274     (5,996)         (3,502)
Income taxes   (1,893)     427        (128)     2,091             497
Equity in loss
 of Vitas           -        -           -     (4,105)(c)      (4,105)
              -------- --------    --------   --------   -------------
 Net income/
  (loss)      $ 2,597  $(1,843)    $   146    $(8,010)    $    (7,110)
              ======== ========    ========   ========    ============

2003
--------------
Service
 revenues and
 sales        $     -  $64,725     $12,920    $     -     $    77,645
              -------- --------    --------   --------    ------------
Cost of
 services
 provided and
 goods sold         -   36,439       9,713          -          46,152
Selling,
 general and
 administra-
 tive expenses      -   23,541 (d)   2,516          -          26,057
Depreciation        -    2,418         634          -           3,052
              -------- --------    --------   --------    ------------
 Total costs
  and expenses      -   62,398      12,863          -          75,261
              -------- --------    --------   --------    ------------
 Income/(loss)
  from
  operations        -    2,327          57          -           2,384
Intercompany
 interest
 income/
 (expense)          -      103          (6)       (97)              -
Interest
 expense            -      (51)        (11)      (745)           (807)
Other income--
 net                -     (469)         91      4,640 (e)       4,262
              -------- --------    --------   --------   -------------
 Income/(loss)
  before
  income taxes      -    1,910         131      3,798           5,839
Income taxes        -     (885)        (91)    (1,306)         (2,282)
              -------- --------    --------   --------    ------------
 Net income/
  (loss)      $     -  $ 1,025     $    40    $ 2,492     $     3,557
              ======== ========    ========   ========    ============

--------------
(a) Amounts represent payouts under the Company's 2002 Executive
    Long-term Incentive Plan. The aftertax cost of these charges was $5,724,000 for Plumbing and Drain Cleaning and $170,000 for
    Service America.

(b) Amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,164,000 aftertax).

(c) The Company's equity in the loss of Vitas includes total aftertax charges of $4,621,000 representing its share of Vitas' expenses incurred in connection with the sale of Vitas to the Company.

(d) Amount includes pretax charges of $3,627,000 ($2,358,000 aftertax) for severance charges.

(e) Amount includes a pretax gain of $3,544,000 ($2,151,000 aftertax) from the sales of investments.


                                ROTO-ROOTER, INC.
                 PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                            (in thousands)(unaudited)

                        Plumbing &            Unallocated    Roto-
                          Drain     Service   Investing &    Rooter
             Vitas       Cleaning   America    Financing  Consolidated
           ---------   ----------- --------   ----------- ------------
2004 (a)
-----------
Service
 revenues
 and sales $123,982    $69,228     $10,708    $     -        $203,918
           ---------   --------    --------   --------    ------------
Cost of
 services
 provided
 and goods
 sold        99,334     38,363       7,375          -         145,072
Selling,
 general
 and
 adminis-
 trative
 expenses    14,053     23,282       2,350          -          39,685
Deprecia-
 tion         1,876      2,313         528          -           4,717
Long term
 incentive
 costs            -      8,783 (d)     275 (d)      -           9,058
           ---------   --------    --------   --------    ------------
 Total
  costs and
  expenses  115,263 (c) 72,741      10,528          -         198,532
           ---------   --------    --------   --------    ------------
 Income/
  (loss)
  from
  opera-
  tions       8,719     (3,513)        180          -           5,386
Inter-
 company
 interest
 income/
 (expense)        -        180           8       (188)              -
Interest
 expense        (28)       (40)         (5)    (6,234)         (6,307)
Loss on
 extin-
 guishment
 of debt          -          -           -     (3,330)(e)      (3,330)
Other
 income--
 net             71      1,103          91        355           1,620
           ---------   --------    --------   --------    ------------
 Income/
  (loss)
  before
  income
  taxes       8,762     (2,270)        274     (9,397)         (2,631)
Income
 taxes       (3,482)       427        (128)     3,282              99
Equity in
 loss of
 Vitas            -          -           -          -               -
           ---------   --------    --------   --------    ------------
 Net
  income/
  (loss)   $  5,280    $(1,843)    $   146    $(6,115)       $ (2,532)
           =========   ========    ========   ========    ============

Earnings/ (Loss) Per Share
 Net Income/(Loss)                                           $  (0.21)
                                                          ============
 Average Shares outstanding                                    12,099
                                                          ============
Diluted Earnings/(Loss) Per Share
 Net Income/(Loss)                                           $  (0.21)
                                                          ============
 Average Shares outstanding                                    12,099
                                                          ============

2003 (b)
-----------
Service
 revenues
 and sales $100,182    $64,725     $12,920    $     -        $177,827
           ---------   --------    --------   --------    ------------
Cost of
 services
 provided
 and goods
 sold        80,919     36,439       9,713          -         127,071
Selling,
 general
 and
 adminis-
 trative
 expenses    12,398     23,541 (f)   2,516          -          38,455
Deprecia-
 tion         1,928      2,418         634          -           4,980
           ---------   --------    --------   --------    ------------
 Total
  costs and
  expenses   95,245 (c) 62,398      12,863          -         170,506
           ---------   --------    --------   --------    ------------
 Income
  from
  opera-
  tions       4,937      2,327          57          -           7,321
Inter-
 company
 interest
 income/
 (expense)        -        103          (6)       (97)              -
Interest
 expense          -        (51)        (11)    (6,228)         (6,290)
Loss on
 extin-
 guishment
 of debt          -          -           -     (3,330)(e)      (3,330)
Other
 income--
 net            150       (469)         91      3,928 (g)       3,700
           ---------   --------    --------   --------    ------------
 Income/
  (loss)
  before
  income
  taxes       5,087      1,910         131     (5,727)          1,401
Income
 taxes       (2,028)      (885)        (91)     1,862          (1,142)
           ---------   --------    --------   --------    ------------
 Net income
  (loss)   $  3,059    $ 1,025     $    40    $(3,865)       $    259
           =========   ========    ========   ========    ============

Earnings Per Share
 Net Income                                                  $   0.02
                                                          ============
 Average Shares outstanding                                    11,890
                                                          ============
Diluted Earnings Per Share
 Net Income                                                  $   0.02
                                                          ============
 Average Shares outstanding                                    11,903
                                                          ============

-----------
(a) The pro forma statement of operations for 2004 assumes the Company's acquisition of Vitas and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.

(b) The pro forma statement of operations for 2003 assumes the Company's acquisition of Vitas and its financing (including the retirement of existing debt) were completed as of January 1, 2003, on the same terms and conditions as completed on February 24, 2004.

(c) Operating expenses for Vitas for 2004 and 2003 include additional amortization and depreciation expense resulting from purchase accounting adjustments to Vitas' assets in the amount of $1,313,000 in each period.

(d) Amounts represent payouts under the Company's 2002 Executive
    Long-term Incentive Plan. The aftertax cost of these charges was $5,724,000 for Plumbing and Drain Cleaning and $170,000 for
    Service America.

(e) Amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,164,000 aftertax).

(f) Amount includes pretax charges of $3,627,000 ($2,358,000 aftertax) for severance charges.

(g) Amount includes a pretax gain of $3,544,000 ($2,151,000 aftertax) from the sales of investments.


                                ROTO-ROOTER, INC.
                         CONSOLIDATING SUMMARY OF EBITDA
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                            (in thousands)(unaudited)

                         Plumbing &          Unallocated     Roto-
                           Drain    Service  Investing &     Rooter
                  Vitas   Cleaning  America   Financing   Consolidated
                 ------- ---------- -------- ------------ ------------
2004
-----------------
Net income/(loss)$2,597   $ (1,843) $   146     $ (8,010)     $(7,110)
Add/(deduct)
 Interest expense    28         40        5        2,832        2,905
 Income taxes     1,893       (427)     128       (2,091)        (497)
 Depreciation and
  amortization    1,071      2,372      528            6        3,977
                  ------ ---------- -------- ------------ ------------
  EBITDA          5,589        142      807       (7,263)        (725)
Add/(deduct)
 Long-term
  incentive
  compensation        -      8,783      275            -        9,058
 Advertising cost
  adjustment (a)      -       (193)       -            -         (193)
 Interest income    (31)       (37)     (44)        (448)        (560)
 Loss on
  extinguishment
  of debt             -          -        -        3,330        3,330
 Equity in loss
  of Vitas            -          -        -        4,105        4,105
                  ------ ---------- -------- ------------ ------------
  Adjusted EBITDA$5,558   $  8,695  $ 1,038     $   (276)     $15,015
                 ======= ========== ======== ============ ============

2003
-----------------
Net income/(loss)$    -   $  1,025  $    40     $  2,492      $ 3,557
Add/(deduct)
 Interest expense     -         51       11          745          807
 Income taxes         -        885       91        1,306        2,282
 Depreciation and
  amortization        -      2,479      751            5        3,235
                  ------ ---------- -------- ------------ ------------
  EBITDA              -      4,440      893        4,548        9,881
Add/(deduct)
 Severance
  charges             -      3,627        -            -        3,627
 Advertising cost
  adjustment (a)      -     (1,545)       -            -       (1,545)
 Interest income      -        (72)     (95)        (648)        (815)
 Dividend income
  from Vitas          -          -        -         (712)        (712)
 Gains on sales
  of investments      -          -        -       (3,544)      (3,544)
                  ------ ---------- -------- ------------ ------------
  Adjusted EBITDA$    -   $  6,450  $   798     $   (356)     $ 6,892
                 ======= ========== ======== ============ ============

-----------------
(a) Under Generally Accepted Accounting Principles ("GAAP"), the Plumbing and Drain Cleaning segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the first quarter of 2004 and 2003, GAAP advertising expense for Plumbing and Drain Cleaning totaled $3,978,000 and $2,084,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first quarter of 2004 and 2003 would total $4,171,000 and $3,629,000, respectively.


                                ROTO-ROOTER, INC.
                    PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                            (in thousands)(unaudited)

                                              Unallocated
                           Plumbing &         Investing &    Roto-
                   Vitas     Drain    Service  Financing     Rooter
                    (a)     Cleaning  America     (a)     Consolidated
                  -------- ---------- ------- ----------- ------------
2004
------------------
Pro forma net
 income/(loss)    $ 5,280   $ (1,843) $  146     $(6,115)     $(2,532)
Add/(deduct)
 Interest expense      28         40       5       6,234        6,307
 Income taxes       3,482       (427)    128      (3,282)         (99)
 Depreciation and
  amortization      2,679      2,372     528           6        5,585
                   ------- ---------- ------- ----------- ------------
  Pro forma EBITDA 11,469        142     807      (3,157)       9,261
Add/(deduct)
 Long-term
  incentive
  compensation          -      8,783     275           -        9,058
 Advertising cost
  adjustment (b)        -       (193)      -           -         (193)
 Interest income      (71)       (37)    (44)       (448)        (600)
 Loss on
  extinguishment
  of debt               -          -       -       3,330        3,330
                   ------- ---------- ------- ----------- ------------
  Pro forma
   adjusted EBITDA$11,398   $  8,695  $1,038     $  (275)     $20,856
                  ======== ========== ======= =========== ============

2003
------------------
Pro forma net
 income/(loss)    $ 3,059   $  1,025  $   40     $(3,865)     $   259
Add/(deduct)
 Interest expense       -         51      11       6,228        6,290
 Income taxes       2,028        885      91      (1,862)       1,142
 Depreciation and
  amortization      2,747      2,479     751           5        5,982
                   ------- ---------- ------- ----------- ------------
  Pro forma EBITDA  7,834      4,440     893         506       13,673
Add/(deduct)
 Severance charges      -      3,627       -           -        3,627
 Advertising cost
  adjustment (b)        -     (1,545)      -           -       (1,545)
 Interest income     (150)       (72)    (95)       (648)        (965)
 Dividend income
  from Vitas            -          -       -        (712)        (712)
 Gains on sales of
  investments           -          -       -      (3,544)      (3,544)
 Loss on
  extinguishment
  of debt               -          -       -       3,330        3,330
                   ------- ---------- ------- ----------- ------------
  Pro forma
   adjusted EBITDA$ 7,684   $  6,450  $  798     $(1,068)     $13,864
                  ======== ========== ======= =========== ============

------------------
(a) Pro forma amounts for Vitas and Unallocated Investing and Financing assume the acquisition of Vitas and the related financing were both completed on January 1 of the respective year.

(b) Under Generally Accepted Accounting Principles ("GAAP"), the Plumbing and Drain Cleaning segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the first quarter of 2004 and 2003, GAAP advertising expense for Plumbing and Drain Cleaning totaled $3,978,000 and $2,084,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first quarter of 2004 and 2003 would total $4,171,000 and $3,629,000, respectively.


                                ROTO-ROOTER, INC.
                    SUMMARY OF VITAS GROUP HISTORICAL RESULTS
            FOR THE FIVE QUARTERS IN THE PERIOD ENDED MARCH 31, 2004
                            (in thousands)(unaudited)

                                               2003
                               ---------------------------------------
                                  First       Second        Third
                                 Quarter      Quarter      Quarter
                               ----------   ----------   ----------
Statement of Income
------------------------------
  Service revenues and sales   $ 100,182     $106,245    $ 113,528
                               ----------   ----------   ----------
  Cost of services provided and
   goods sold                     80,919       82,684       88,373
  Selling, general and
   administrative expenses        11,585       13,557       13,894
  Costs related to pending sale
   of business                         -            -            -
  Depreciation                     1,428        1,483        1,244
                               ----------   ----------   ----------
    Total costs and expenses      93,932       97,724      103,511
                               ----------   ----------   ----------
    Income/(loss) from
     operations                    6,250        8,521       10,017
  Interest expense                (1,344)      (1,322)      (1,843)
  Loss on extinguishment of
   debt                                -            -       (4,117)(c)
  Other income--net                  150          203          168
                               ----------   ----------   ----------
    Income/(loss) before income
     taxes                         5,056        7,402        4,225
  Income taxes                    (2,015)      (2,963)      (1,644)
                               ----------   ----------   ----------
    Net income/(loss)          $   3,041     $  4,439    $   2,581
                               ==========   ==========   ==========

Calculation of Adjusted EBITDA
--------------------------------
  Net income/(loss)            $   3,041     $  4,439    $   2,581
   Add/(deduct)
       Interest expense            1,344        1,322        1,843
       Income taxes                2,015        2,963        1,644
       Depreciation                1,428        1,483        1,244
       Amortization                    6            7            6
                               ----------   ----------   ----------
         EBITDA                    7,834       10,214        7,318
   Add/(deduct)
       Interest income              (150)        (203)        (168)
       Loss on extinguishment
        of debt                        -            -        4,117
       Fees for pending sale of
        business                       -            -            -
                               ----------   ----------   ----------
         Pro forma adjusted
          EBITDA               $   7,684     $ 10,011    $  11,267
                               ==========   ==========   ==========


                                         2003               2004
                               -----------------------
                                 Fourth        Total        First
                                 Quarter       Year       Quarter (a)
                               ----------   ----------   -------------
Statement of Income
------------------------------
  Service revenues and sales   $ 121,062     $441,017    $ 123,982
                               ----------   ----------   ----------
  Cost of services provided and
   goods sold                     93,214      345,190       99,334
  Selling, general and
   administrative expenses        13,994       53,030       13,577
  Costs related to pending sale
   of business                     1,541 (b)    1,541 (b)   24,956 (d)
  Depreciation                     1,385        5,540        1,584
                               ----------   ----------   ----------
    Total costs and expenses     110,134      405,301      139,451
                               ----------   ----------   ----------
    Income/(loss) from
     operations                   10,928       35,716      (15,469)
  Interest expense                (1,744)      (6,253)        (947)
  Loss on extinguishment of
   debt                                -       (4,117)(c)   (4,497)(d)
  Other income--net                  162          683           72
                               ----------   ----------   ----------
    Income/(loss) before income
     taxes                         9,346       26,029      (20,841)
  Income taxes                    (3,833)     (10,455)       5,103
                               ----------   ----------   ----------
    Net income/(loss)          $   5,513     $ 15,574    $ (15,738)
                               ==========   ==========   ==========

Calculation of Adjusted EBITDA
-------------------------------
  Net income/(loss)            $   5,513     $ 15,574    $ (15,738)
   Add/(deduct)                                     -
       Interest expense            1,744        6,253          947
       Income taxes                3,833       10,455       (5,103)
       Depreciation                1,385        5,540        1,584
       Amortization                    7           26          327
                               ----------   ----------   ----------
         EBITDA                   12,482       37,848      (17,983)
   Add/(deduct)
       Interest income              (162)        (683)         (72)
       Loss on extinguishment
        of debt                        -        4,117        4,497
       Fees for pending sale of
        business                   1,541        1,541       24,956
                               ----------   ----------   ----------
         Pro forma adjusted
          EBITDA               $  13,861     $ 42,823    $  11,398
                               ==========   ==========   ==========

------------------
(a) Amounts for the first quarter of 2004 include the combined operations of Vitas prior to and after acquisition by the Company on February 24, 2004. Amortization of purchase accounting adjustments for the February 24, 2004 to March 31, 2004 period totaled $202,000 for increased depreciation and $327,000 for increased amortization of intangible assets.

(b) Costs for pending sale of business incurred in 2003 include legal and other professional fees amounting to $1,541,000 pretax (or $925,000 aftertax).

(c) Loss on extinguishment of debt totaled $4,117,000 ($2,470,000 aftertax) and represents the cost of writing off deferred issuance costs at the time Vitas refinanced its debt in the third quarter of 2003.

(d) Costs related to the sale of Vitas totaled $29,453,000 pretax
    ($20,930,000 aftertax). Such costs include legal and professional fees, severance costs and a loss on writing off deferred debt issuance costs.


                                ROTO-ROOTER, INC.
             RECONCILIATION OF PRO FORMA ADJUSTED NET INCOME/(LOSS)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                (in thousands, except per share data)(unaudited)


                                                  Three Months Ended
                                                       March 31,
                                                 ---------------------
                                                    2004        2003
                                                 --------- -----------
Net income/(loss) as reported                    $ (7,110) $    3,557

Add/(deduct):
    Pro forma Vitas net income contribution for
     the period (a)                                 2,684       3,059
     Pro forma financing costs related to
      acquisition of Vitas acquisition (b)         (2,211)     (3,564)
    Pro forma loss on extinguishment of debt in
     2003 (b)                                           -      (2,164)
    Pro forma elimination of equity in loss of
     Vitas in 2004 (c)                              4,105           -
     Pro forma elimination of preferred dividend
      income from Vitas in 2003 (c)                     -        (629)
                                                 --------- -----------
Pro forma net income/(loss)                        (2,532)        259
Add/(deduct):
    Aftertax cost of long-term incentive payout
     in 2004                                        5,894           -
    Aftertax cost of loss on extinguishment of
     debt                                           2,164       2,164
                                                 --------- -----------

Adjusted pro forma net income                    $  5,526  $    2,423
                                                 ========= ===========

Earnings/(Loss) Per Share As Reported
    Net income/(loss)                            $  (0.65) $     0.36
                                                 ========= ===========
    Average number of shares outstanding           10,912       9,890
                                                 ========= ===========
Diluted Earnings/(Loss) Per Share As Reported
    Net income/(loss)                            $  (0.65) $     0.36
                                                 ========= ===========
    Average number of shares outstanding           10,912       9,903
                                                 ========= ===========

Adjusted Pro Forma Earnings Per Share
    Net income                                   $   0.46  $     0.20
                                                 ========= ===========
    Average number of shares outstanding           12,099      11,890
                                                 ========= ===========
Adjusted Pro Forma Diluted Earnings Per Share
    Net income                                   $   0.45  $     0.20
                                                 ========= ===========
    Diluted average number of shares outstanding   12,359      11,903
                                                 ========= ===========

------------------
(a) Amount represents the additional net income Vitas would contribute assuming the acquisition were completed on January 1 of the respective years.

(b) Amounts represent the additional financing costs, including a loss on early extinguishment of debt in 2003, that would have been incurred assuming the financing were completed on January 1 of the respective years.

(c) Amount represents the impact of eliminating the Company's prior investments in Vitas, assuming the acquisition of Vitas were completed on January 1 of the respective years.


    CONTACT: Roto-Rooter Inc.
             David P. Williams, 513-762-6901